UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On April 23, 2019, pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of December 5, 2018, by and among Mereo BioPharma Group plc, a public limited company organized under the laws of England and Wales (“Mereo”), Mereo US Holdings Inc., a Delaware corporation and wholly-owned subsidiary of Mereo (“HoldCo”), Mereo MergerCo One Inc., a Delaware corporation and wholly-owned subsidiary of HoldCo, and OncoMed Pharmaceuticals, Inc., a Delaware corporation (“OncoMed”), Merger Sub merged with and into OncoMed, with OncoMed continuing as the surviving corporation (the “Merger”). As a result of the Merger, OncoMed became an indirect wholly-owned subsidiary of Mereo.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock of OncoMed, par value $0.001 per share (the “OncoMed Common Stock”), that was outstanding immediately prior to the Effective Time was canceled and converted into the right to receive (A) American Depositary Shares (“Mereo Depositary Shares”), representing a number of ordinary shares, par value £0.003 per share of Mereo (“Mereo Ordinary Shares”) equal to the Exchange Ratio (as such term is defined in the Merger Agreement) (the “Share Consideration”), and (B) one contingent value right (a “Mereo CVR,” and together with the Share Consideration, the “Merger Consideration”). No fractional Mereo Ordinary Shares or Mereo Depositary Shares were issued in connection with the Merger, and any such fractional share was rounded down to the nearest whole share, with no cash being paid for any fractional share eliminated by such rounding.

At or immediately prior to the Effective Time, each option to purchase shares of OncoMed Common Stock that was outstanding and unexercised, whether or not vested (each, an “OncoMed Option”), was canceled and converted into the right to receive (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such canceled OncoMed Option, multiplied by (ii) the number of shares of OncoMed Common Stock subject to such OncoMed Option immediately prior to the Effective Time.

Prior to the closing of the Merger, OncoMed adopted appropriate resolutions and took all other actions necessary to provide that as of immediately prior to the Effective Time, each award of OncoMed’s restricted stock units (each, an “OncoMed RSU”) was canceled and the holder thereof received, immediately prior to the Effective Time, a number of shares of OncoMed Common Stock equal to the number of OncoMed RSUs subject to such award.

The issuance of Mereo Ordinary Shares in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Mereo’s registration statement on Form F-4 (File No. 333-229351), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on March 20, 2019.

The forgoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified by its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to OncoMed’s Current Report on Form 8-K filed with the SEC on December 6, 2018, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Merger, the OncoMed Common Stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “OMED”. Trading in shares of OncoMed Common Stock on Nasdaq was halted before the opening of trading on April 23, 2019 and will be suspended before the opening of trading on April 24, 2019. OncoMed has requested that Nasdaq file a Form 25 with the SEC to withdraw the OncoMed Common Stock from listing and terminate the registration of the OncoMed Common Stock under Section 12(b) of the Exchange Act. OncoMed also intends to file a Form 15 with the SEC to terminate the registration of the OncoMed Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, on April 23, 2019, Perry Karsen, John Lewicki, Jack W. Lasersohn, Deepa R. Pakianathan, Jonathan D. Root, Rick E Winningham and Michael S. Wyzga each tendered their respective resignations from the board of directors of OncoMed and any committee thereof, with such resignations effective as of the Effective Time. In addition, in connection with the Merger, on April 23, 2019, the following individuals resigned as officers of OncoMed, effective as of immediately prior to the Effective Time: John Lewicki, Alicia J. Hager, Robert Stagg and Yvonne Li.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, on April 23, 2019, OncoMed amended and restated its certificate of incorporation and its bylaws. The new certificate of incorporation and the new bylaws of OncoMed are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of OncoMed Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of OncoMed Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2019	ONCOMED PHARMACEUTICALS, INC.

	By:	/s/ Denise Scots-Knight
Denise Scots-Knight President